Supplement dated March 16, 2016 to the Combined Statutory Prospectus, dated August 31, 2015, as supplemented

Wilmington Prime Money Market Fund

Wilmington Tax-Exempt Money Market Fund

At a meeting of the Board of Trustees (“Board”) of the Wilmington Funds (the “Trust”) on March 15, 2016, the Board determined that each of the Wilmington Prime Money Market Fund (the “Prime Fund”) and the Wilmington Tax-Exempt Money Market Fund (the “Tax Exempt Fund;” the Tax Exempt Fund and the Prime Fund are also referred to as “Target Funds”), each a series of the Trust, should be merged into the Wilmington U.S. Government Money Market Fund (“Acquiring Fund” and, collectively with the Target Funds, the “Funds”).

Based on the recommendation of Wilmington Funds Management Corporation, the adviser to the Funds, the Board, including the Trustees who are not deemed to be “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, determined that each of the proposed mergers would be in the best interests of the respective Funds and their shareholders, and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. The Board also approved an Agreement and Plan of Reorganization (the “Plan”) for the mergers. The proposed Plan contemplates that Acquiring Fund will acquire all of the assets of each Target Fund and assume the liabilities of each Target Fund (as set forth in the Plan) in exchange for designated shares in the Acquiring Fund, which the Target Fund will distribute to its shareholders, in exchange for their Target Fund shares.

The proposed mergers will be effected as taxable transactions, and the Funds will receive an opinion from counsel that each merger will not result in material adverse federal income tax consequences for Target Fund shareholders.

Shareholder approval of the proposed merger of the Prime Fund into the Acquiring Fund is NOT required. The proposed merger of the Tax Exempt Fund into the Acquiring Fund requires the approval of the shareholders of the Tax Exempt Fund, and a shareholder meeting is being called for that purpose. Acquiring Fund shareholders will NOT be solicited for approval of the proposed mergers.

The closing for the Prime Fund merger is expected to occur on or about August 15, 2016. The closing for the Tax Exempt Fund merger is expected to occur on or about August 22, 2016. Each Target Fund intends to continue to accept purchases from existing shareholders (including through the reinvestment of dividends and capital gains) up to and including the day of its merger.

Please keep this Supplement for future reference.